Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes

NOTE 13.  INCOME TAXES

The Company has recognized no current or deferred income tax expense or benefit from continuing operations or related to discontinued operations for the years ended December 31, 2016, 2015, and 2014 with the exception of Alternative Minimum Tax (“AMT”) recognized at both the REIT and the TRS during the year ended December 31, 2016.  Income tax expense related to AMT totaled $35 for the REIT and $90 for the TRS and was the result of the application of limits on the use of net operating loss carryovers to offset AMT income.

Actual income tax expense of the TRS for the years ended December 31, 2016, 2015, and 2014 differs from the “expected” income tax expense (benefit) (computed by applying the appropriate U.S. federal income tax rate of 34% to earnings before income taxes) as a result of the following:

	Year ended December 31,
	2016	2015	2014
Computed "expected" income tax (benefit) expense	$993	$684	$(118)
State income taxes, net of federal income tax (benefit) expense	139	82	(14)
(Decrease) increase in valuation allowance	(1,082)	(722)	132
Other	(50)	(44)	-
Alternative minimum tax	90	-	-
Total income tax expense	$90	$-	$-

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31, 2016 and 2015 are as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Expenses accrued for consolidated financial statement purposes, nondeductible for tax return purposes	$99	$113
Net operating losses carried forward for federal income tax purposes	1,477	6,902
Book depreciation in excess of tax depreciation	38	-
Subtotal deferred tax assets	1,614	7,015
Valuation allowance	(1,551)	(6,923)
Total deferred tax assets	63	92

Deferred Liabilities
Tax depreciation in excess of book depreciation	-	92
JV basis difference	63	-
Total deferred tax liabilities	63	92
Net deferred tax assets	$-	$-

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company considers projected reversals of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Management uses historical experience and short and long-range business forecasts to develop such estimates. Further, we employ various prudent and feasible tax planning strategies to facilitate the recoverability of future deductions. A cumulative loss in recent years is a significant piece of evidence with respect to realizability that outweighs the other evidence, and the TRS incurred net losses in 2014 and had taxable income in 2016 and 2015 primarily due to taxable income generated from property sales during the year.  As a result of this analysis, the Company believes that a full valuation allowance against the net deferred tax asset position is necessary at December 31, 2016 and 2015. The valuation of deferred tax assets requires judgment in assessing the likely future tax consequences of events that have been recognized in our financial statements or tax returns and future profitability. Our accounting for deferred taxes represents our best estimate of those future events. Changes in our current estimates, due to unanticipated events or otherwise, could have a material impact on our financial condition and results of operations.

After consideration of limitations related to a change in control as defined under Internal Revenue Code Section 382 following the Company’s 2012 transactions with RES (see Note 10),  the TRS’s net operating loss carryforward at December 31, 2016 as determined for federal income tax purposes was $3,810.  The availability of the loss carryforwards will expire in 2022 through 2035.

As of December 31, 2016, the tax years that remain subject to examination by major tax jurisdictions generally include 2013 through 2016.

Distributions to the extent of our current and accumulated earnings and profits for federal income tax purposes generally will be taxable to a shareholder as ordinary income.  Distributions in excess of current and accumulated earnings and profits generally will be treated as a nontaxable reduction of the shareholder’s basis in such shareholder’s shares, to the extent thereof, and thereafter as taxable capital gain.  Distributions that are treated as a reduction of the shareholder’s basis in its shares will have the effect of increasing the amount of gain, or reducing the amount of loss, recognized upon the sale of the shareholder’s shares.

For income tax purposes, distributions paid per share in 2016 were characterized as follows:

	For the year ended December 31, 2016
	Amount	%
Common Shares:
Ordinary income	$0.455000	100%
Capital gain	-	-
Return of capital	-	-
Total	$0.455000	100%

Series C Preferred Stock:
Ordinary income	$1.649124	100%
Capital gain	-	-
Return of capital	-	-
Total	$1.649124	100%

Series D Preferred Stock:
Ordinary income	$0.494792	100%
Capital gain	-	-
Return of capital	-	-
Total	$0.494792	100%

The common and preferred share distributions declared on December 6, 2016 and paid on January 5, 2017 and January 3, 2017, respectively, were treated as 2016 distributions for tax purposes.

A portion of the redemption price of the Series A and B Preferred Stock that was redeemed for cash on April 15, 2016 included amounts equal to the accrued and unpaid dividends on such stock.  However, the entire redemption price, inclusive of amounts equal to accrued and unpaid dividends, was treated as payment in exchange for the redeemed stock and none of the redemption price is treated as a distribution of dividends under the Code for federal income tax purposes.

No dividends on common stock or preferred stock were paid in or declared related to 2015 or 2014.